CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Advanced Credit Technologies, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2015  as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Chris Jackson, Chief Executive Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

∙ The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

∙ The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Chris Jackson
Chris Jackson, Chief Executive Officer
(Principal Executive Officer)
Date: November 12, 2015
Exhibit 32.1